CNO Financial Group | 2017 Investor Day | June 5, 2017 1 3Q17 Financial and operating results for the period ended September 30, 2017 October 26, 2017 Unless otherwise specified, comparisons in this presentation are between 3Q16 and 3Q17. Exhibit 99.1

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 2 Forward-Looking Statements Certain statements made in this presentation should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about future results of operations and capital plans. We caution investors that these forward- looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ, including those included in our press release issued on October 25, 2017, our Quarterly Reports on Form 10-Q, our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission. We assume no obligation to update this presentation, which speaks as of today’s date.

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 3 Non-GAAP Measures This presentation contains the following financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP): operating earnings measures; book value, excluding accumulated other comprehensive income (loss) per share; operating return measures; earnings before the loss on reinsurance transaction, net realized investment gains (losses), fair value changes in embedded derivative liabilities, fair value changes and amendment related to the agent deferred compensation plan, other non-operating items, corporate interest expense and taxes; and debt to capital ratios, excluding accumulated other comprehensive income (loss). Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com.

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 4

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 5 3Q17 in Review  Strong growth in earnings, free cash flow and capital – Operating EPS up 22% – Book value per diluted share up 11%  Growth scorecard mixed – First year collected premium and new annualized premium down 5% and 10%, respectively – Annuity account values up 4% – Fee revenue up 10%  Returned $43 million to shareholders, and $185 million YTD

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 6 3Q17 Sales and Distribution Results Bankers Life 2 Measured as 100% of new term life and health annualized premiums and 10% of single premium whole life deposits. 3 Includes Medicare Advantage, Medicare supplement, PDP, Dental/Vision and ACA products (prior periods have been …restated to include ACA product sales).  Total collected premiums down 4% – First-year collected premiums down 5% – Annuity total collected premiums down 4%  Annuity account values up 5%  Life and health new annualized premium down 18% and 11%, respectively  Average Producing Agents1 down 7%  BD/RIA client assets and advisor counts up sequentially 1 Producing agent counts are determined at the end of each month and only include agents who submitted at least one policy in the month. The average producing agent counts represent the average of the last 12 months producing agent counts. Growth Highlights ($ mi l l ions , pol icies thousands) 3Q16 3Q17 % Change New Annualized Premium 2 Life $19.8 $16.3 -17.7% Health 22.8 20.3 -11.0% Total New Annualized Premium 2 $42.6 $36.6 -14.1% Annuity Total Collected Premiums $245.1 $236.5 -3.5% Account Values $7,675.9 $8,047.2 4.8% Policies Inforce Life 712.6 705.7 -1.0% Annuity 178.5 175.3 -1.8% Health 640.1 629.2 -1.7% Total Policies Inforce 1,531.2 1,510.2 -1.4% Third Party Products 3 Trailing 4 Quarter Fee Income, net $18.4 $19.3 4.9% Policies Inforce 149.3 155.4 4.1% Collected Premiums ($ millions) 3Q16 4Q16 1Q17 2Q1 3Q17 $304.8 $342.1 $311.1 $319.9 $288.2 $361.1 $369.5 $376.7 $360.7 $353.5 $665.9 $711.6 $687.8 $680.6 $641.7 First-Year Premium Renewal Premium Sales Force (Producing Agents1 Only) 3Q16 4Q16 1Q17 2Q17 3Q17 1,875 1,875 1,877 1,880 1,873 2,664 2,604 2,527 2,444 2,370 4,539 4,479 4,404 4,324 4,243 Average 3+ Year Agents¹ Average 1st & 2nd Year Agents¹

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 7 $19.0 $19.3 $20.5 $19.7 $18.9 $129.8 $131.0 $138.2 $135.2 $133.6 $14.6 $14.9 $14.4 $12.6 $11.7 First-Year Premium Renewal Premium Medicare Supplement Run-off Premium $164.2  Total collected premiums flat – First-year collected premiums flat – Supplemental health total collected premiums up 3%  Total life and health new annualized premium up 1% – Worksite up 2% – Individual up 1%  Average Producing Agents1 up 1% 3Q17 Sales and Distribution Results Washington National 2 Measured as 100% of new term life and health annualized premiums $163.4 $165.2 $173.1 $167.5 1 Producing agent counts are determined at the end of each month and only include agents who submitted at least one policy in the month. The average producing agent counts represent the average of the last 12 months producing agent counts. Growth Highlights ($ mi l l ions , pol icies thousands) 3Q16 3Q17 % Change New Annualized Premium 2 Supplemental Health $22.9 $22.8 -0.4% Life 1.7 2.0 17.6% Tot l $24.6 $24.8 0.8% Policies Inforce Supplemental Health 775.4 785.1 1.3% Life 109.2 108.2 -0.9% Medicare Supplement/Other 23.0 20.1 -12.6% Annuity 52.3 49.7 -5.0% Total 959.9 963.1 0.3% Collected Premiums ($ millions) 3Q16 4Q16 1Q17 2Q17 3Q17 Sales Force (PMA Producing Agents1 Only) 3Q16 4Q16 1Q17 2Q17 3Q17 309 308 308 308 310 372 368 372 376 376 681 677 680 684 686 Average 3+ Year Agents¹ Average 1st & 2nd Year Agents¹

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 8  Total collected premiums up 3% – First-year collected premiums down 12%  New annualized premium down 13% – Remain disciplined and opportunistic with television advertising spend  Continued focus on diversifying sales generation sources  Maintaining 2017 total adjusted EBIT guidance of $15-20 million range (excluding 3Q17 significant item) 3Q17 Sales and Distribution Results Colonial Penn 1 Measured as 100% of new life annualized premiums. Growth Highlights ($ millions, policies thousands) 3Q16 3Q17 % Change New Annualized Premium 1 Life $18.4 $16.0 -13.0% Policies Inforce Life 848.7 841.9 -0.8% Other 3.6 3.2 -11.1% Total 852.3 845.1 -0.8% Collected Premiums ($ millions) 3Q16 4Q16 1Q17 2Q17 3Q17 $13.8 $13.2 $13.7 $12.7 $12.1 $56.9 $56.6 $60.8 $59.8 $60.5 $70.7 $69.8 $74.5 $72.5 $72.6 First-Year Premium Renewal Premium

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 9 $0.37 $0.45 $0.35 $0.44 Net Operating Income Per Share¹ Net Operating Income Per Share Excluding Significant Items¹ 1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. 3Q16 3Q17 3Q17 Financial Results Financial Highlights 3Q17 Earnings Highlights ($ millions, except per share data) Net Operating Income1 $64.3 $76.7 Net Operating Income Excl. Significant Items1 $60.9 $74.7 Weighted Average Shares Outstanding 175.7 171.0  Net income per diluted share of $0.59  Net operating income per diluted share1 of $0.45 reflects: – Favorability across most insurance product margins – Elevated call/prepayment income  Excluding significant items, Net Operating EPS1 of $0.44, up 26%  Operating ROE1 of 9.3%

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 10 Segment Results ($ millions) 1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. Segment Adjusted EBIT Excluding Significant Items1 Segment Highlights 3Q16 4Q16 1Q17 2Q17 3Q17 $82.9 $90.7 $91.4 $103.2 $106.9 $25.2 $29.9 $24.8 $23.6 $27.5 $0.9 $7.1 ($0.3) $8.0 $6.0 Bankers Life Washington National Colonial Penn ($1.3) $0.4 $1.7 ($1.0) ($4.4) ($17.5) ($8.9) ($13.2) ($14.9) LTC in run-off Corporate Total CNO $104.6 $108.9 $107.4 $123.3 $124.5  Bankers Life results reflect higher LTC margins and higher call/prepayment income  Washington National results reflect growth in the supplemental health business  Colonial Penn results reflect lower direct marketing costs and growth in the business  LTC in run-off in-line with expectations  Corporate results reflect higher expenses

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 11 $141 $144 $146 $146 $147 59.8% 57.0% 60.6% 60.4% 59.0% 3Q16 4Q16 1Q17 2Q17 3Q17 Earned Premium Reported Benefit Ratio ($ millions) 1 Interest-adjusted benefit ratio (IABR); a non-GAAP measure. Refer to the Appendix for the corresponding GAAP measure. 2 Adjusted benefit ratio; long-term care IABR1 excluding impact of policyholder actions following rate increases and other one-time impacts Health Margins Washington National Supplemental Health IABR1 Bankers Life Long-term Care IABR1 Bankers Life Medicare Supplement Benefit Ratio $194 $193 $196 $194 $195 72.5% 71.2% 70.0% 70.4% 72.0% 3Q16 4Q16 1Q17 2Q17 3Q17 Earned Premium Reported Benefit Ratio $117 $118 $116 $114 $113 77.7% 76.0% 72.5% 66.2% 72.9% 82.6% 78.4% 74.2% 74.4% 72.9% 3Q16 4Q16 1Q17 2Q17 3Q17 Earned Premium Reported IABR Adjusted Benefit Ratio²  Benefit ratio of 72.0% reflecting favorable incurred claims  Maintaining benefit ratio guidance of 70-73% for remainder of 2017  IABR1 of 59.0% is in-line with expectations  Maintaining IABR1 guidance of 58-61% for remainder of 2017  Adjusted IABR2 of 72.9%, excluding shock lapse and other one-time impacts  No future loss reserve accrual in 2017  Maintaining IABR1 guidance of 75-80% for remainder of 2017

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 12 $13.2 $20.3 $3.5 $10.9 $9.5 $1.2 $7.5 $8.4 $5.1 $4.7 $31.2 $14.2 $43.4 Investment Results ($ millions) Average Invested Assets and Cash Realized Gains, Losses and Impairments Impairments 3Q17 3Q16 4Q16 1Q17 $22,875 $23,736 $23,864 $23,982 $24,286 $301.7 $315.6 $312.0 $322.4 $325.9 3Q16 4Q16 1Q17 2Q17 3Q17 Net Investment Income 2Q17 $26.0 $14.4 1 Earned Yield excludes assets held in our FHLB matchbook program.  Gains from impact of tightened credit spreads on liquidations of high beta credit  Continued strong credit performance in generally all sectors  No investment losses due to recent catastrophe activity  Continue to reposition recaptured assets; remaining balance of $33.4 million as of 9/30/17, down from $74.8 million as of 6/30/17 $12.8  Strong new money rate due to investments in esoteric ABS, direct credit, corporate high yield, fixed income preferreds, and lengthening in IG securities to match liabilities  Higher than expected call/prepayment income due to larger volume of corporate bond and CRE loan refinancing  Continued favorable alternative results especially for credit oriented exposures $27.8 $19.8 $11.9 New Money Rate 5.29% 5.02% 5.23% 4.64% 5.38% Earned Yield1: 5.59% 5.58% 5.42% 5.54% 5.51% Pre-Pay/Call/Make- whole Income $5.4 $5.3 $0.6 $9.8 $16.9 Alternative Investment Income $4.7 $6.7 $8.5 $6.1 $8.9 $16.0 Gross Realized Gains Gross Realized Losses

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 13 3Q17 Capital & Liquidity Highlights Strength & stability in key capital measures 1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure.  Estimated consolidated risk-based capital of 450%  Leverage1 of 18.8%  Book value per diluted share1 increased to $23.19 from $20.80 at September 30, 2016  Holding company cash and investments of $380 million  Amended, extended and upsized revolving credit facility  Repurchased $28.2 million of common stock in the quarter at an average cost of $22.19 per share, year-to-date repurchased $140.1 million of common stock at an average cost of $20.91 per share – Lowering 2017 repurchase guidance to $175 to $225 million, absent compelling alternatives

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 14 Wrap Up  Making progress on long-term growth initiatives  Remain committed to reducing our relative long-term care exposure  Farewell to Ed – 13 ratings upgrades as CEO – Implemented common stock dividend in 2012; five subsequent increases – Total shareholder return of over 350% as CEO

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 15 Questions and Answers

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 16 Appendix

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 17 Growth Scorecard ($ millions) 1 Includes third party products sold. See page 21 for a reconciliation to total policies inforce. 2 Measured as 100% of new term life and health annualized premiums and 10% of single premium whole life deposits. 3Q 4Q 1Q 2Q 3Q First Year Collected Premiums Bankers Life $304.8 $342.1 $311.1 $319.9 $288.2 -5.4% Washington National 19.0 19.3 20.5 19.7 18.9 -0.5% Colonial Penn 13.8 13.2 13.7 12.7 12.1 -12.3% Total CNO $337.6 $374.6 $345.3 $352.3 $319.2 -5.5% Collected Premiums Bankers Life $665.9 $711.6 $687.8 $680.6 $641.7 -3.6% Washington National 163.4 165.2 173.1 167.5 164.2 0.5% Colonial Penn 70.7 69.8 74.5 72.5 72.6 2.7% LTC in run-off - 4.7 4.6 4.4 3.9 100.0% Total CNO $900.0 $951.3 $940.0 $925.0 $882.4 -2.0% Policies Inforce 1 (thousands) Bankers Life 1,680.4 1,686.9 1,673.5 1,671.7 1,665.6 -0.9% Washington National 959.9 961.7 964.6 964.5 963.1 0.3% Colonial Penn 852.3 846.4 853.3 849.4 845.1 -0.8% LTC in run-off 10.5 10.2 10.1 9.8 9.5 -9.5% Total CNO 3,503.1 3,505.2 3,501.5 3,495.4 3,483.3 -0.6% New Annualized Premium 2 Life Insurance $39.9 $33.5 $41.5 $36.0 $34.3 -14.0% Health Insurance 45.7 56.2 46.4 45.9 43.1 -5.7% Total Life & Health Insurance $85.6 $89.7 $87.9 $81.9 $77.4 -9.6% Annu ty Account Values Bankers Life $7,675.9 $7,788.5 $7,869.7 $7,954.7 $8,047.2 4.8% Washington National 427.1 413.7 404.5 393.4 385.7 -9.7% Total $8,103.0 $8,202.2 $8,274.2 $8,348.1 $8,432.9 4.1% Annuity Collected Premiums Bankers Life $245.1 $284.9 $257.5 $264.3 $236.5 -3.5% Fee Revenue Bankers Life $9.6 $10.7 $10.1 $10.1 $10.6 10.4% 2016 % Change vs Prior Year 2017

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 18 Average Producing Agents1 1st Yr 2nd Yr 3rd Yr + Total 1st Yr 2nd Yr 3rd Yr + Total 9/30/2017 1,887 483 1,873 4,243 287 89 310 686 6/30/2017 1,941 503 1,880 4,324 285 91 308 684 3/31/2017 1,994 533 1,877 4,404 280 92 308 680 12/31/2016 2,037 567 1,875 4,479 279 89 308 677 9/30/2016 2,081 584 1,875 4,540 283 89 309 681 6/30/2016 2,123 598 1,882 4,603 284 88 307 679 3/31/2016 2,194 604 1,888 4,686 287 90 300 677 12/31/2015 2,266 613 1,883 4,761 282 92 293 666 9/30/2015 2,311 635 1,884 4,830 269 89 287 644 Bankers Life Washington National 1 Producing agent counts are determined at the end of each month and only include agents who submitted at least one policy in the month. The average producing agent counts represent the average of the last 12 months producing agent counts

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 19 3Q17 Holding Company Liquidity ($ millions) 3Q17 YTD Cash and Investments Balance - Beginning $278.2 $263.6 Sources Dividends from Insurance Subsidiaries 109.8 286.8 Dividends from Non-insurance Subsidiaries - 5.8 Service and Investment Fees, Net 38.5 91.1 Surplus Debenture Interest 20.4 44.5 Interest/Earnings on Corporate Investments 3.6 12.7 Other 3.0 8.1 Total Sources 175.3 449.0 Uses Contributions to Non-insurance Subsidiaries - 2.0 Share Repurchases 31.2 (1) 140.1 Interest 0.8 22.7 Common Stock Dividends 15.2 44.5 Intercompany Payments 2 - 41.4 Tax Payments 23.0 52.8 Ge eral Expenses & Other 7.5 39.6 Total Uses 77.7 343.1 Non-Cash Changes in Investment Balances 4.0 10.3 Cash and Investments Balance -September 30, 2017 $379.8 $379.8 1 $3.0 million of 2Q17 reported repurchases settled in 3Q17. 2 Settlement of intercompany balances related to previously disclosed 4Q16 IRS tax settlement.

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 20 Loss Carryforwards Valuation Allowance Non- Life(1) $842 Tax Asset Summary ($ millions) Loss Carryforwards Details  Total estimated economic value of NOLs of $400 million @ 10% discount rate (~$2.35 on per share basis)  NOLs are expected to offset 100% of the taxable income of our non-life companies and 35% of the taxable income of our life insurance companies through 2023 1 Excludes $12 million related to state operating loss carryforwards. 2 Excludes $10 million related to state operating loss carryforwards. Non-Life(2) $231

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 21 Policies Inforce 3Q16 4Q16 1Q17 2Q17 3Q17 Policies inforce: Bankers Life 1,531,204 1,526,344 1,519,474 1,515,445 1,510,160 Washington National 959,867 961,689 964,642 964,519 963,141 C lonial Penn 852,305 846,372 853,307 849,353 845,135 Long-term care in run-off 10,480 10,260 10,068 9,769 9,473 Total policies inforce 3,353,856 3,344,665 3,347,491 3,339,086 3,327,909 Third party policies inforce sold by Bankers Life agents 149,255 160,548 154,005 156,308 155,430 Total policies inforce and third party policies inforce sold by Bankers Life agents 3,503,111 3,505,213 3,501,496 3,495,394 3,483,339 The following summarizes total policies inforce as of the end of the period indicated.

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 22 The table below summarizes the financial impact of significant items on our 3Q16 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results (dollars in millions). 3Q16 Significant Items * A non-GAAP measure. See pages 27 and 29 for a reconciliation to the corresponding GAAP measure. Net Operating Income: Bankers Life $ 88.1 $ (5.2) (1) $ 82.9 Washington National Colonial Penn Adjusted EBIT from business segments Corporate Operations, excluding corporate interest expense Adjusted EBIT Corporate interest expense Operating earnings before tax Tax expense on operating income Net operating income * $ 64.3 $ (3.4) $ 60.9 Net operating income per diluted share* $ 0.37 $ (0.02) $ 0.35 Three months ended September 30, 2016 Actual results Significant items Excluding significant items 109.0 25.2 - 25.2 (5.2) 104.6 (11.5) - (11.5) 0.9 - 0.9 114.2 (5.2) 98.3 (5.2) 93.1 34.0 (1.8) (4.4) - (4.4) 32.2 109.8 (1) Pre-tax earnings in the Bankers Life segment included the $5.2 million release of long-term care reserves (net of the reduction in insurance intangibles) due to the impact of policyholder actions following rate increases.

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 23 The table below summarizes the financial impact of significant items on our 4Q16 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results (dollars in millions). 4Q16 Significant Items * A non-GAAP measure. See pages 27 and 29 for a reconciliation to the corresponding GAAP measure. Net Operating Income: Bankers Life $ 138.9 $ (48.2) (1) $ 90.7 Washington National Colonial Penn (2) Long-term care in run-off (3.9) 2.6 (3) Adjusted EBIT from business segments Corporate Operations, excluding corporate interest expense (4) Adjusted EBIT Corporate interest expense Operating earnings before tax Tax expense on operating income Net operating income * $ 84.9 $ (24.1) $ 60.8 Net operating income per diluted share* $ 0.49 $ (0.14) $ 0.35 (1) Pre-tax earnings in the Bankers Life segment included: (i) $45.8 million of favorable impacts for adjustments arising from our comprehensive annual actuarial review of assumpt on , and (ii) the $2.4 million release of long-term care reserves (net of the reduction in insurance intangibles) due to the impact of policyholder actions following rate increases. (2) Pre-tax earnings in the Colonial Penn segment were reduced $2.5 million related to the impact of loss recognition on a closed block of payout annuities. (3) Pre-tax earnings in Long-term care in run-off segment were reduced by $2.6 million related to the impact of loss recognition on this closed block of long-term care business. 135.0 (37.6) 97.4 50.1 (13.5) (23.0) 5.5 (17.5) 36.6 146.5 (11.5) - (11.5) 108.9 4.6 2.5 7.1 169.5 (43.1) 29.9 - 29.9 (1.3) (4) Pre-tax earnings in the Corporate segment included a $5.5 million increase to legal reserves related to legacy business of our predecessor. 126.4 (37.6) Three months ended December 31, 2016 Actual results Significant items Excluding significant items

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 24 Net Operating Income: Bankers Life $ 89.7 $ 1.7 (1) $ 91.4 Washington National (2) Colonial Penn Long-term care in run-off 0.4 - Adjusted EBIT from business segments Corporate Operations, excluding corporate interest expense Adjusted EBIT Corporate interest expense Operating earnings before tax Tax expense on operating income Net operating income * $ 59.8 $ 1.9 $ 61.7 Net operating income per diluted share* $ 0.34 $ 0.01 $ 0.35 Three months ended March 31, 2017 Actual results Significant items Excluding significant items 23.5 1.3 24.8 0.4 116.3 3.0 107.4 (0.3) - (0.3) 113.3 3.0 (8.9) - (8.9) 34.2 104.4 (11.5) - (11.5) (1) Pre-tax earnings in the Bankers Life segment included: (i) a $3.5 million expense increase for estimated future state guaranty association assessments, net of premium tax offsets, related to the liquidation of Penn Treaty Network America Insurance Company ("Penn Treaty"); partially offset by (ii) the $1.8 million release of long-term care reserves (net of the reduction in insurance intangibles) due to the impact of policy holder actions following rate increases. (2) Pre-tax earnings in the Washington National segment included a $1.3 million expense increase related to the aforementioned estimated future state guaranty association assessments, net of premium tax offsets, related to Penn Treaty. 92.9 3.0 95.9 33.1 1.1 The table below summarizes the financial impact of significant items on our 1Q17 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results (dollars in millions). 1Q17 Significant Items * A non-GAAP measure. See pages 27 and 29 for a reconciliation to the corresponding GAAP measure.

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 25 Net Operating Income: Bankers Life $ 112.6 $ (9.4) (1) $ 103.2 Washington National Colonial Penn Long-term care in run-off 1.7 - Adjusted EBIT from business segments Corporate Operations, excluding corporate interest expense Adjusted EBIT Corporate interest expense Operating earnings before tax Tax expense on operating income Net operating income * $ 78.6 $ (6.1) $ 72.5 Net operating income per diluted share* $ 0.45 $ 0.03 $ 0.42 Three months ended June 30, 2017 Actual results Significant items Excluding significant items 23.6 23.6 1.7 136.5 (9.4) 123.3 8.0 - 8.0 145.9 (9.4) (13.2) - (13.2) 39.2 132.7 (11.6) - (11.6) (1) Pre-tax earnings in the Bankers Life segment included: (i) favorable persistency (including the results of extensive procedures performed to identify policies that had terminated prior to June 30, 2017 due to death); and (ii) policy holder actions following long-term care rate increases. These items resulted in a release of reserves, primarily related to the long-term care business in the Bankers Life segment, which totaled $9.4 million. 121.1 (9.4) 111.7 42.5 (3.3) The table below summarizes the financial impact of significant items on our 2Q17 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results (dollars in millions). 2Q17 Significant Items * A non-GAAP measure. See pages 27 and 29 for a reconciliation to the corresponding GAAP measure.

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 26 Net Operating Income: Bankers Life $ 106.9 $ - $ 106.9 Washington National Colonial Penn (1) Long-term care in run-off (1.0) - Adjusted EBIT from business segments Corporate Operations, excluding corporate interest expense Adjusted EBIT Corporate interest expense Operating earnings before tax Tax expense on operating income Net operating income * $ 76.7 $ (2.0) $ 74.7 Net operating income per diluted share* $ 0.45 $ (0.01) $ 0.44 Three months ended September 30, 2017 Actual results Significant items Excluding significant items 27.5 - 27.5 (1.0) 139.4 (3.0) 124.5 9.0 (3.0) 6.0 142.4 (3.0) (14.9) - (14.9) 38.1 127.5 (11.7) - (11.7) (1) Pre-tax earnings in the Colonial Penn segment reflects a $3.0 million out-of-period adjustment and refinement to liabilities for insurance products identified in conjunction with periodic updating of assumptions. 115.8 (3.0) 112.8 39.1 (1.0) The table below summarizes the financial impact of significant items on our 3Q17 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results (dollars in millions). 3Q17 Significant Items * A non-GAAP measure. See pages 27 and 29 for a reconciliation to the corresponding GAAP measure.

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 27 Quarterly Earnings *Management believes that an analysis of earnings before net realized investment gains (losses), fair value changes in embedded derivative liabilities, fair value changes and amendment related to the agent deferred compensation plan, loss on reinsurance transaction, other non-operating items, corporate interest expense and taxes (“Adjusted EBIT,” a non-GAAP financial measure) provides a clearer comparison of the operating results of the company quarter-over-quarter because it excludes: (1) net realized investment gains (losses); (2) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities that are unrelated to the company’s underlying fundamentals; (3) fair value changes and amendment related to the agent deferred compensation plan; (4) loss on reinsurance transaction; (5) charges in the valuation allowance for deferred tax assets and other tax items; and (6) other non-operating items consisting primarily of earnings attributable to variable interest entities. The table above provides a reconciliation of Adjusted EBIT to net income. 3Q16 4Q16 1Q17 2Q17 3Q17 Bankers Life 88.1$ 138.9$ 89.7$ 112.6$ 106.9$ Washington National 25.2 29.9 23.5 23.6 27.5 Colonial Penn 0.9 4.6 (0.3) 8.0 9.0 Long-term care in run-off - (3.9) 0.4 1.7 (1.0) Adjusted EBIT from business segments 114.2 169.5 113.3 145.9 142.4 Corporate operations, excluding interest expense (4.4) (23.0) (8.9) (13.2) (14.9) Adjusted EBIT* 109.8 146.5 104.4 132.7 127.5 Corporate interest expense (11.5) (11.5) (11.5) (11.6) (11.7) Operating earnings before taxes 98.3 135.0 92.9 121.1 115.8 Tax expense on period income 34.0 50.1 33.1 42.5 39.1 Net operating income 64.3 84.9 59.8 78.6 76.7 Net realized investment gains (losses), net of related amortization 11.4 (14.8) 7.9 14.9 28.5 Fair value changes in embedded derivative liabilities, net of related amortization 9.4 46.2 (4.4) (5.9) 2.3 Fair value changes and amendment related to the agent deferred compensation plan 6.3 15.1 - - (13.4) Loss on reinsurance transaction (75.4) - - - - Other (0.7) (0.8) 0.3 (1.6) (3.3) Non-operating income (loss) before taxes (49.0) 45.7 3.8 7.4 14.1 Income tax expense (benefit): On non-operating income (loss) (17.1) 16.0 1.3 2.6 5.0 Valuation allowance for deferred tax assets and other tax items 13.8 (119.6) - - (15.0) Net non-operating income (loss) (45.7) 149.3 2.5 4.8 24.1 Net income 18.6$ 234.2$ 62.3$ 83.4$ 100.8$ ($ millions)

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 28 The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com. Operating earnings measures Management believes that an analysis of net income applicable to common stock before net realized investment gains or losses, fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, fair value changes and amendment related to the agent deferred compensation plan, loss on reinsurance transaction, changes in the valuation allowance for deferred tax assets and other tax items and other non-operating items consisting primarily of earnings attributable to variable interest entities (“net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the Company’s underlying fundamentals. Information Related to Certain Non-GAAP Financial Measures

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 29 Information Related to Certain Non-GAAP Financial Measures A reconciliation of net income applicable to common stock to net operating income (and related per-share amounts) is as follows (dollars in millions, except per-share amounts): 3Q16 4Q16 1Q17 2Q17 3Q17 Net income applicable to common stock 18.6$ 234.2$ 62.3$ 83.4$ 100.8$ Non-operating items: Net realized investment (gains) losses, net of related amortization (11.4) 14.8 (7.9) (14.9) (28.5) Fair value changes in embedded derivative liabilities, net of related amortization (9.4) (46.2) 4.4 5.9 (2.3) Fair value changes and amendment related to the agent deferred compensation plan (6.3) (15.1) - - 13.4 Loss on reinsurance transaction 75.4 - - - - Other 0.7 0.8 (0.3) 1.6 3.3 Non-operating (income) loss before taxes 49.0 (45.7) (3.8) (7.4) (14.1) Income tax (expense) benefit: On non-operating (income) loss 17.1 (16.0) (1.3) (2.6) (5.0) Valuation allowance for deferred tax assets and other tax items (13.8) 119.6 - - 15.0 Net non-operating (income) loss 45.7 (149.3) (2.5) (4.8) (24.1) Net operating income (a non-GAAP financial measure) 64.3$ 84.9$ 59.8$ 78.6$ 76.7$ Per diluted share: Net income 0.11$ 1.34$ 0.36$ 0.48$ 0.59$ Net re lized investment (gains) losses (net of related amortization and taxes) (0.04) 0.06 (0.03) (0.06) (0.11) Fair value changes in embedded derivative liabilities (net of related amortization and taxes) (0.04) (0.17) 0.01 0.02 (0.01) Fair value changes and amendment related to the agent deferred compensation plan (net of taxes) (0.02) (0.06) - - 0.05 Valuation allowance for deferred tax assets and other tax items 0.08 (0.68) - - (0.09) Loss on reinsurance transaction (net of taxes) 0.28 - - - - Other - - - 0.01 0.02 Net operating income (a non-GAAP financial measure) 0.37$ 0.49$ 0.34$ 0.45$ 0.45$

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 30 3Q16 4Q16 1Q17 2Q17 3Q17 Operating income 64.3$ 84.9$ 59.8$ 78.6$ 76.7$ Weighted average shares outstanding for basic earnings per share 174,247 173,634 173,431 170,556 168,684 Effect of dilutive securities on weighted average shares: Stock options, restricted stock and performance units 1,476 1,539 1,634 1,796 2,298 Weighted average shares outstanding for diluted earnings per share 175,723 175,173 175,065 172,352 170,982 Net operating income per diluted share 0.37$ 0.49$ 0.34$ 0.45$ 0.45$ A reconciliation of operating income and shares used to calculate basic and diluted operating earnings per share is as follows (dollars in millions, except per-share amounts, and shares in thousands): Information Related to Certain Non-GAAP Financial Measures

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 31 Book value per diluted share Book value per diluted share reflects the potential dilution that could occur if outstanding stock options were exercised, restricted stock and performance units were vested and convertible securities were converted. The dilution from options, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period. In addition, the calculation of this non-GAAP measure differs from the corresponding GAAP measure because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP measure is useful because it removes the volatility that arises from changes in the unrealized appreciation (depreciation) of our investments. 3Q16 4Q16 1Q17 2Q17 3Q17 Total shareholders' equity 4,493.8$ 4,486.9$ 4,606.8$ 4,779.3$ 4,881.7$ Shares outstanding for the period 173,543,965 173,753,614 172,103,802 169,018,890 167,762,323 Book value per share 25.89$ 25.82$ 26.77$ 28.28$ 29.10$ Total shareholders' equity 4,493.8$ 4,486.9$ 4,606.8$ 4,779.3$ 4,881.7$ Less accumulated other comprehensive income (855.5) (622.4) (729.6) (894.5) (933.6) A justed hareholders' equity excluding AOCI 3,638.3$ 3,864.5$ 3,877.2$ 3,884.8$ 3,948.1$ Sh o tsta d ng for the period 173,543,965 173,753,614 172,103,802 169,018,890 167,762,323 Dilutive common stock equivalents related to: Stock options, restricted stock and performance units 1,349,207 1,721,878 1,714,212 1,840,391 2,474,837 Diluted shares outstanding 174,893,172 175,475,492 173,818,014 170,859,281 170,237,160 Book value per diluted share (a non-GAAP financial measure) 20.80$ 22.02$ 22.31$ 22.74$ 23.19$ A reconciliation from book value per share to book value per diluted share, excluding accumulated other comprehensive income (loss) is as follows (dollars in millions, except per share amounts): Information Related to Certain Non-GAAP Financial Measures

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 32 Information Related to Certain Non-GAAP Financial Measures The interest-adjusted benefit ratio (a non-GAAP measure) is calculated by dividing the product's insurance policy benefits less imputed interest income on the accumulated assets backing the insurance liabilities by insurance policy income. Interest income is an important factor in measuring the performance of longer duration health products. The net cash flows generally cause an accumulation of amounts in the early years of a policy (accounted for as reserve increases), which will be paid out as benefits in later policy years (accounted for as reserve decreases). Accordingly, as the policies age, the benefit ratio will typically increase, but the increase in the change in reserve will be partially offset by the imputed interest income earned on the accumulated assets. The interest-adjusted benefit ratio reflects the effects of such interest income offset. Since interest income is an important factor in measuring the performance of these products, management believes a benefit ratio, which includes the effect of interest income, is useful in analyzing product performance. The interest-adjusted benefit ratio excluding the impact of rate increases and other one- time impacts eliminates the release of reserves due to the impact of policyholder actions following rate increases and other one-time impacts. (Dollars in millions) 3Q16 4Q16 1Q17 2Q17 3Q17 Bankers Life Long-term care benefit ratios Earned premium 116.6$ 117.8$ 115.6$ 113.7$ 112.7$ Benefit ratio before imputed interest income on reserves 137.7% 134.7% 132.6% 126.9% 134.2% Interest-adjusted benefit ratio 77.7% 76.0% 72.5% 66.2% 72.9% Interest-adjusted benefit ratio, excluding the impact of reserve releases due to rate increases and other one-time impacts 82.6% 78.4% 74.2% 74.4% 72.9% Underwriting margin (earned premium plus imputed interest income on reserves less policy benefits) 26.0$ 28.3$ 31.8$ 38.4$ 30.5$ A just d u d rwriting margin (excluding the impact of reserve releases due to rate increases and other one-time impacts) 20.3 25.6 29.8 29.0 30.5 W shingt National Supplemental health benefit ratios Earned premium 141.5$ 144.0$ 145.6$ 146.3$ 147.2$ Benefit ratio before imputed interest income on reserves 84.0% 81.0% 84.6% 84.5% 83.2% Interest-adjusted benefit ratio 59.8% 57.0% 60.6% 60.4% 59.0% Underwriting margin (earned premium plus imputed interest income on reserves less policy benefits) 56.9$ 62.0$ 57.3$ 57.9$ 60.4$ Interest-adjusted benefit ratios

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 33 Information Related to Certain Non-GAAP Financial Measures Operating return measures Management believes that an analysis of net income applicable to common stock before net realized investment gains or losses, fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, fair value changes and amendment related to the agent deferred compensation plan, loss on reinsurance transaction, changes in the valuation allowance for deferred tax assets and other tax items, loss on extinguishment of debt and other non-operating items consisting primarily of earnings attributable to variable interest entities (“net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the Company’s underlying fundamentals. Management also believes that an operating return, excluding significant items, is important as the impact of these items enhances the understanding of our operating results. This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets). In accordance with GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid). Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-period. Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation.

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 34 Information Related to Certain Non-GAAP Financial Measures The calculations of: (i) operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); (ii) operating return, excluding significant items, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non- GAAP financial measure); and (iii) return on equity are as follows (dollars in millions): 3Q16 4Q16 1Q17 2Q17 3Q17 Operating income 274.6$ 262.5$ 272.7$ 287.6$ 300.0$ Operating income, excluding significant items 239.6$ 229.1$ 244.2$ 255.9$ 269.7$ Net Income 261.3$ 358.2$ 375.0$ 398.5$ 480.7$ Average common equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 2,991.1$ 3,026.5$ 3,083.9$ 3,148.2$ 3,220.5$ Average common shareholders' equity 4,288.4$ 4,372.3$ 4,463.4$ 4,551.3$ 4,640.2$ Operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryfo wards (a non-GAAP financial measure) 9.2% 8.7% 8.8% 9.1% 9.3% Operating return, excluding significant items, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 8.0% 7.6% 7.9% 8.1% 8.4% Return on equity 6.1% 8.2% 8.4% 8.8% 10.4% Trailing Twelve Months Ended (Continued on next page)

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 35 Information Related to Certain Non-GAAP Financial Measures The following summarizes: (i) operating earnings; (ii) significant items; (iii) operating earnings, excluding significant items; and (iv) net income (dollars in millions): Net Operating Net Operating income, income, excluding Net excluding significant income - Net Operating Significant significant items - trailing Net trailing income items (a) items four quarters income four quarters 4Q15 97.0$ (25.7)$ 71.3$ 262.3$ 137.3$ 270.7$ 1Q16 49.6 (3.0) 46.6 248.8 45.5 263.4 2Q16 63.7 (2.9) 60.8 243.0 59.9 276.5 3Q16 64.3 (3.4) 60.9 239.6 18.6 261.3 4Q16 84.9 (24.1) 60.8 229.1 234.2 358.2 1Q17 59.8 1.9 61.7 244.2 62.3 375.0 2Q17 78.6 (6.1) 72.5 255.9 83.4 398.5 3Q17 76.7 (2.0) 74.7 269.7 100.8 480.7 (Continued on next page) (a) The significant items have been discussed in prior press releases.

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 36 Information Related to Certain Non-GAAP Financial Measures A reconciliation of pretax operating earnings (a non-GAAP financial measure) to net income is as follows (dollars in millions): 3Q16 4Q16 1Q17 2Q17 3Q17 Pretax operating earnings (a non-GAAP financial measure) 423.5$ 410.3$ 425.6$ 447.3$ 464.8$ Income tax (expense) benefit (148.9) (147.8) (152.9) (159.7) (164.8) Operating return 274.6 262.5 272.7 287.6 300.0 Non-operating items: Net realized investment gains (losses), net of related amortization 6.6 7.6 16.5 19.4 36.5 Fair value changes in embedded derivative liabilities, net of related amortization (22.0) 9.6 34.7 45.3 38.2 Fair value changes and amendment related to the agent deferred compensation plan 3.1 3.1 9.1 21.4 1.7 Loss on reinsurance transaction (75.4) (75.4) (75.4) (75.4) - Other (3.0) (2.0) (1.1) (2.8) (5.4) Non-operating income (loss) before taxes (90.7) (57.1) (16.2) 7.9 71.0 I come t x xpense (benefit): On non-operating income (loss) (31.7) (20.0) (5.7) 2.8 24.9 Valuation allowance for deferred tax assets and other tax items (45.7) (132.8) (112.8) (105.8) (134.6) Net non-operating income (loss) (13.3) 95.7 102.3 110.9 180.7 Net income 261.3$ 358.2$ 375.0$ 398.5$ 480.7$ Twelve Months Ended (Continued on next page)

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 37 Information Related to Certain Non-GAAP Financial Measures A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows (dollars in millions): 1Q15 2Q15 3Q15 4Q15 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,026.1$ 2,989.7$ 2,924.9$ 3,011.6$ Net operating loss carryforwards 793.3 769.5 735.7 724.1 Accumulated other comprehensive income 934.2 605.0 510.4 402.8 Common shareholders' equity 4,753.6$ 4,364.2$ 4,171.0$ 4,138.5$ 1Q16 2Q16 3Q16 4Q16 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 2,975.3$ 3,010.1$ 3,010.1$ 3,209.5$ Net operating loss carryforwards 710.8 668.3 628.2 655.0 Accumulated other comprehensive income 540.5 777.8 855.5 622.4 Common shareholders' equity 4,226.6$ 4,456.2$ 4,493.8$ 4,486.9$ 1Q17 2Q17 3Q17 Consolidated capital, excluding accumulated other comprehensive incom (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,236.6$ 3,263.2$ 3,335.0$ Net operating loss carryforwards 640.6 621.6 613.1 Accumulated other comprehensive income 729.6 894.5 933.6 Common shareholders' equity 4,606.8$ 4,779.3$ 4,881.7$

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 38 Information Related to Certain Non-GAAP Financial Measures A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows (dollars in millions): 3Q16 4Q16 1Q17 2Q17 3Q17 C solidat d capital, excluding accumulated other comprehensive i co (loss) and net operating loss carryforwards (a non-GAAP financial measure) 2,991.1$ 3,026.5$ 3,083.9$ 3,148.2$ 3,220.5$ Net operating loss carryforwards 696.3 674.2 656.8 642.2 634.4 Accumulated other comprehensive income 601.0 671.6 722.7 760.9 785.3 Common shareholders' equity 4,288.4$ 4,372.3$ 4,463.4$ 4,551.3$ 4,640.2$ Trailing Four Quarter Average

CNO Financial Group | Third Quarter 2017 Earnings | October 26, 2017 39 Information Related to Certain Non-GAAP Financial Measures 3Q16 4Q16 1Q17 2Q17 3Q17 Corporate notes payable 912.5$ 912.9$ 913.4$ 913.9$ 914.4$ Total shareholders' equity 4,493.8 4,486.9 4,606.8 4,779.3 4,881.7 Total capital 5,406.3$ 5,399.8$ 5,520.2$ 5,693.2$ 5,796.1$ orporat debt to capital 16.9% 16.9% 16.5% 16.1% 15.8% Corporate notes payable 912.5$ 912.9$ 913.4$ 913.9$ 914.4$ Total shareholders' equity 4,493.8 4,486.9 4,606.8 4,779.3 4,881.7 Less accumulated other comprehensive income (855.5) (622.4) (729.6) (894.5) (933.6) Total capital 4,550.8$ 4,777.4$ 4,790.6$ 4,798.7$ 4,862.5$ Debt to total capital ratio, excluding AOCI (a non-GAAP financial measure) 20.1% 19.1% 19.1% 19.0% 18.8% Debt to capital ratio, excluding accumulated other comprehensive income (loss) The debt to capital ratio, excluding accumulated other comprehensive income (loss), differs from the debt to capital ratio because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non- GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. A reconciliation of these ratios is as follows (dollars in millions):